CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert H. Gordon, President of BACAP Opportunity Strategy, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 21, 2003                    /s/ Robert H. Gordon
     ----------------------                 ------------------------------------
                                            Robert H. Gordon, President
                                            (principal executive officer)



I, Edward D. Bedard, Chief Financial Officer of BACAP Opportunity Strategy, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 21, 2003               /s/ Edward D. Bedard
     ----------------------            -----------------------------------------
                                       Edward D. Bedard, Chief Financial Officer
                                       (principal financial officer)